EXHIBIT 10.1(i)
                                                               FORM 10-K
                                            YEAR ENDED DECEMBER 31, 2001


                  NINTH AMENDMENT TO CREDIT AGREEMENT


          THIS NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of
January 31, 2002, amends and supplements the Credit Agreement dated as of September 24, 1997, as amended by the First Amendment to Credit Agreement dated as of July 21, 1998, the Second Amendment to Credit Agreement dated as of September 30, 1998, the Third Amendment to Credit Agreement dated as of April 20, 1999, the Fourth Amendment to Credit Agreement dated as of September 30, 1999, the Fifth Amendment to Credit Agreement dated as of March 14, 2000, the Sixth Amendment to Credit Agreement dated as of September 8, 2000, the Seventh Amendment to Credit Agreement dated as of March 20, 2001 and the Eighth Amendment to Credit Agreement dated as of January 4, 2002 (as so amended, the "Credit Agreement"), among BUCYRUS INTERNATIONAL, INC., a Delaware corporation (the "Company"), the financial institutions party thereto (the "Banks"), THE BANK OF NOVA SCOTIA, as documentation agent, and BANK ONE, WISCONSIN, as agent for the Banks and as letter of credit issuing bank.

                                RECITAL

          The Company, the Banks, the Documentation Agent and the Agent desire to amend the Credit Agreement as set forth below.

                               AGREEMENTS

          In consideration of the promises and agreements set forth in the Credit Agreement, as amended hereby, the parties agree as follows:

               1. Definitions and References. Capitalized terms not defined herein have the meanings ascribed to them in the Credit Agreement. Upon the execution and delivery of this Ninth Amendment by all of the parties hereto and the satisfaction of the conditions set forth in section 3 below, all references to the Credit Agreement set forth in the Loan Documents shall mean the Credit Agreement as amended by this Ninth Amendment to Credit Agreement.

               2.   Amendments to Credit Agreement.

                    (a) Clause (a) of the defined term "Revolving Termination Date" in Section 1.01 of the Credit Agreement is amended by deleting the date "February 1, 2002" and inserting in its place the date "March 13, 2002".

                    (b) The parenthetical at the end of clause (c) of Section 8.06 of the Credit Agreement is amended to read as follows:

     (provided, however, that the Company may not pay such management fees to AIP or any Affiliate of AIP until the date the Loans and all other Obligations are paid in full and the Commitments of the Banks have expired)

          3.   Condition to Effectiveness of Ninth Amendment.  This
Ninth Amendment shall become effective upon its execution and delivery by the Company, the Agent and all the Banks and receipt by the Agent of
(i) a copy, certified by the Secretary or an Assistant Secretary of the Company, of resolutions adopted by the Board of Directors of the Company authorizing the execution and delivery of this Ninth Amendment, (ii) an incumbency certificate containing the true signatures of the officers of the Company authorized by such resolutions to execute this Ninth Amendment on behalf of the Company, (iii) such other documents and instruments as the Banks shall reasonable request relating to the transactions contemplated by this Ninth Amendment and (iv) a fee of $50,000 which the Agent shall allocate among the Banks in accordance with each Bank's Pro Rata Share.

          4. Representations and Warranties. The Company represents and warrants to the Agent and each Bank that:

               (a) The representations and warranties respecting the Company and its properties set forth in the Loan Documents to which the Company is a party are true and correct in all material respects after giving effect to this Ninth Amendment; and

               (b) No Default or Event of Default exists as of the date of this Ninth Amendment.

          5.   Miscellaneous.

               (a) The Company agrees to pay all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Agent in connection with this Ninth Amendment.

               (b) This Ninth Amendment shall be governed by, and construed in accordance with, the laws of the State of Wisconsin.

               (c) This Ninth Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          7. Full Force and Effect. The Credit Agreement, as amended hereby, remains in full force and effect.

                                   BUCYRUS INTERNATIONAL, INC.

                                   BY  /s/J. F. Bosbous
                                     Title:  Treasurer

                                   BANK ONE, WISCONSIN, as Agent,
                                   Issuing Bank and a Bank

                                   BY  /s/Mark P. Bruss
                                     Title:  First Vice President

                                   THE BANK OF NOVA SCOTIA, as
                                   Documentation Agent and a Bank

                                   BY  /s/M. D. Smith
                                     Title:  Agent Operations

                                   MARINE BANK

                                   BY  /s/William E. Shaw
                                     Title:  Senior VP

                                   FLEET CAPITAL CORPORATION

                                   BY  /s/Brian Conole
                                     Title:  Senior Vice-President

                                   LASALLE BANK NATIONAL
                                   ASSOCIATION

                                   BY  /s/James A. Meyer
                                     Title:  Senior Vice President

                                   BANK OF SCOTLAND

                                   BY  /s/Joseph Fratus
                                     Title:  Vice President




                CONSENT AND REAFFIRMATION OF GUARANTORS


          Each of the undersigned (a) consents to the execution and delivery of the Ninth Amendment to Credit Agreement by the Company, (b) reaffirms all of its obligations under the Subsidiary Guaranty dated as of September 24, 1997 (the "Subsidiary Guaranty") from the undersigned to and for the benefit of the "Benefited Parties" (as defined therein) and
(c) agrees that the Subsidiary Guaranty remains in full force and effect.

          Dated as of January 22, 2002.

                                   MINSERCO, INC.

                                   BY  /s/C. R. Mackus
                                     Its  VP


                                   BOONVILLE MINING SERVICES, INC.

                                   BY  /s/C. R. Mackus
                                     Its  VP